UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018 (April 27, 2018)

AMESITE INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55804	82-1433756
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 East Washington Street

Suite B

Ann Arbor, MI 48104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 516-7633

Lola One Acquisition Corporation

2255 Glades Road, Suite 324A

Boca Raton, Florida 33431

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 2, 2018, Amesite Inc. (previously Lola One Acquisition Corporation.) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission, announcing the completion of a merger transaction (the “Merger”).

We are filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Amesite OpCo, the accounting acquirer, including its unaudited consolidated financial statements for the three months ended March 31, 2018, as set forth in Section 12240.4 of the Securities and Exchange Commission’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer and to provide the pro forma information required in connection with the Merger. Accordingly, we are filing herewith as Exhibit 99.3 the information that would be included in a Quarterly Report on Form 10-Q for the period ended March 31, 2018, if Amesite OpCo were to file such form and Exhibit 99.4 containing the pro forma information.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Included in Exhibit 99.3 filed herewith are the unaudited consolidated financial statements of Amesite OpCo for the three months ended March 31, 2018, which are incorporated herein by reference. The Original Filing included the audited consolidated financial statements of Amesite OpCo for the period ended December 31, 2017.

(b)	Pro Forma Financial Information

Unaudited pro forma combined financial information for the period ended March 31, 2018.

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Exhibit Number	Exhibit Description
2.1† (3)	Agreement and Plan of Merger and Reorganization, dated April 26, 2018, by and among Lola One Acquisition Corporation, Acquisition Sub, a Delaware corporation and wholly-owned subsidiary of the Company, and Amesite OpCo, a Delaware corporation.

3.1 (3)	Certificate of Merger relating to the merger of Acquisition Sub with and into Amesite OpCo, filed with the Secretary of State of the State of Delaware on April 26, 2018, effective on April 27, 2018.

3.2 (3)	Certificate of Amendment to Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on April 30, 2018.

3.3 (3)	Form of Amended and Restated Certificate of Incorporation, to be filed with the Secretary of State of the State of Delaware.

3.4 (3)	Amended and Restated Bylaws, as currently in effect.

4.1 (3)	Form of Warrant to Purchase Shares of Common Stock issued to Placement Agent.

4.2 (3)	Form of Registration Rights Agreement by and among the Company and the persons named therein.

4.3 (1)	Form of Pre-Funded Warrant.

10.1+ (3)	2017 Equity Incentive Plan and forms of award agreements thereunder, assumed in the Merger.

10.2+ (3)	2018 Equity Incentive Plan and forms of award agreements thereunder.

10.3+ (3)	Form of Subscription Agreement by and between the Company and each investor in the Offering.

10.4+ (3)	Employment Agreement dated as of November 14, 2017 by and between Amesite OpCo and Ann Marie Sastry.

10.5+ (3)	Consulting Agreement dated as of April 4, 2018 by and between Amesite OpCo and Richard Ogawa.

10.6+ (3)	Consulting Agreement dated as of April 5, 2018 by and between Amesite OpCo and Bernie Chong.

10.7 (3)	Lease Agreement dated as of November 13, 2017 by and between Amesite OpCo and 205-207 East Washington, LLC.

10.8+ (3)	Form of Pre-Merger Indemnity Agreement.

10.9 (2)	Common Stock Purchase Agreement by and between the Company and Mark Tompkins, dated April 17, 2017.

10.10 (2)	Common Stock Purchase Agreement by and between the Company and Ian Jacobs, dated April 17, 2017.

10.11 (1)	Form of Subscription Agreement for Pre-Funded Warrant.

10.12+ (3)	Employment Agreement dated as of April 27, 2018 by and between the Company and Ann Marie Sastry.

16.1 (3)	Letter from Raich Ende Malter & Co. LLP as to the change in certifying accountant, dated as of May 2, 2018.

99.1 (3)	Audited financial statements of Amesite OpCo (formerly Amesite, Inc.) as of and for the period ended December 31, 2017.

99.2 (3)	Unaudited Pro Forma Combined Financial Statements for the period ended December 31, 2017.

99.3	Form 10-Q Disclosure Amesite OpCo for the period ended March 31, 2018

99.4	Unaudited Pro Forma Combined Financial Statements for the period ended March 31, 2018.

†	Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We hereby undertake to furnish supplementally a copy of any of the omitted schedules and exhibits to the SEC on a confidential basis upon request.

+	Indicates a management contract or compensatory plan.

(1)	Incorporated by reference to the indicated exhibit in Lola One Acquisition Corporation’s Current Report on Form 8-K filed on April 12, 2018.

(2)	Incorporated by reference to the indicated exhibit in Lola One Acquisition Corporation’s registration statement on Form 10 filed on June 27, 2017.

(3)	Incorporated by reference to the indicated exhibit in Amesite Inc.’s Current Report on Form 8-K filed on May 2, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2018	AMESITE INC.

	By:	/s/ Ann Marie Sastry
	Name:	Ann Marie Sastry, Ph.D.
	Title:	Chief Executive Officer

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